Exhibit 99.1
Corporate Presentation June 2022

2 Safe Harbor Statement This presentation includes forward - looking statements about, among other things, Verastem Oncology’s programs and product candidates, including anticipated regulatory submissions, approvals, performance and potential benefits of Verastem Oncology’s product candidates, that are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Applicable risks and uncertainties include the risks and uncertainties, among other things, regarding: the success in the development and potential commercialization of our product candidates, including defactinib and other compounds in combination with VS - 6766; the occurrence of adverse safety events and/or unexpected concerns that may arise from additional data or analysis or result in unmanageable safety profiles as compared to their levels of efficacy; or our ability to obtain, maintain and enforce patent and other intellectual property protection for our product candidates. Other risks and uncertainties include those identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10 - K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (SEC) on March 28, 2022, and in any subsequent filings with the SEC, which are available at www.sec.gov and www.verastem.com. The forward - looking statements in this presentation speak only as of the original date of this presentation, and we undertake no obligation to update or revise any of these statements.

Verastem Oncology
Well Positioned to Capitalize on Growth Opportunities

We are a biopharmaceutical company committed to developing and commercializing new medicines for patients battling cancer

Lead clinical program has best-in-class potential	VS-6766 (RAF/MEKi) and defactinib (FAKi) are clinically active against RAS mutant cancers
Rapid development paths to market	**FDA Breakthrough Therapy Designation in LGSOC;** Supported by clinical results (FRAME study) achieved in low-grade serous ovarian cancer (LGSOC), strong signal in KRAS G12V mutant NSCLC; registration-directed trials initiated in 4Q 2020
Significant downstream market opportunity and blockbuster potential	**30% of all human cancers are driven by mutations in RAS**; VS-6766 combinations potentially broadly applicable across a variety of tumor types. **Clinical collaborations with Amgen & Mirati** evaluating the combinations of VS-6766 with sotorasib & adagrasib, respectively, in KRAS G12C mutant NSCLC supported by strong pre-clinical rationale **Multiple clinical opportunities** within NSCLC and other tumor areas based on preclinical data
Strong balance sheet	Up to $150 million of non-dilutive funding available from new credit facility Cash balance of $106.3 million as of March 31, 2022 Company ended Quarter 1 2022 with $18 million non-GAAP operating expenses Cash position, credit facility and expected COPIKTRA milestones extend expected cash runway through 2025 to support continued development and potential commercial launches

3

* Q1 2022 GAAP operating expenses - $19.6M minus Q1 2022 stock compensation - $1.6M = $18.0M Q1 2022 non-GAAP operating expenses

Key VSTM Milestones 2021-2022

	1H2021	2H2021	1Q2022	2Q2022	2H2022
LGSOC	✓ RAMP-201 Amended to Include KRAS wt patients in Selection Phase ✓ FDA Breakthrough Therapy Designation	✓ Updated data from FRAME LGSOC cohort Presenting at ESMO	✓ RAMP-201 Target enrollment of Selection Phase Complete Initiated enrollment of Expansion Phase	✓ RAMP-201 Selection Phase Update* ✓ Translational data from FRAME LGSOC cohort presented at AACR	RAMP-201 Complete enrollment of Expansion Phase
NSCLC	✓ Updated data from FRAME NSCLC cohort Presented at AACR	✓ VS-6766 + Adagrasib Collaboration w/Mirati ✓ VS-6766 + Sotorasib Collaboration w/Amgen	✓ RAMP-202 Complete enrollment of Selection Phase ✓ Initiate RAMP-203 (VS-6766 + sotorasib) in KRAS G12C (Amgen)	Initiate RAMP-204 (VS-6766 + adagrasib) in KRAS G12C (Mirati) ✓ Top-Line Data from VS-6766 + everolimus in KRAS mt	Top-Line Data from RAMP-202 Selection Phase Initial readout of RAMP 203 data
Additional Indications*				Initiate combo study of VS-6766 + cetuximab in KRAS mt CRC	Initiate combo study of VS-6766 + abemaciclib and fulvestrant in ER+ breast cancer Initiate basket trial of VS-6766 + defactinib in RAS pathway-driven gynecological cancers

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*Next RAMP-201 update expected to be provided once go-forward treatment regimen determined, timing of which will be driven by data maturity

**Investigator-sponsored research

VS - 6766 RAF/MEK Clamp Program Overview

6 VS - 6766 is a differentiated, potentially best - in - class asset applicable across multiple patient populations • Unique dual RAF/MEK targeting mechanism of action • Novel intermittent dosing schedule; convenient oral regimen • Breakthrough Therapy Designation in recurrent low - grade serous ovarian cancer • Potential best - in - class safety & tolerability profile relative to marketed MEK inhibitors, with potential for combinability with agents from multiple target classes • Promising signals of clinical activity in various RAS - driven cancers, including in patients whose tumors previously progressed on other MEK inhibitors • Preclinical anti - proliferative activity across multiple MAPK pathway alterations (e.g. KRAS, NRAS, BRAF, NF1 mt) and multiple solid tumor indications • Strong preclinical combination data with other agents targeting RAS pathway and parallel pathways

7 High Priority Lead Indications with Multiple Growth Opportunities VS - 6766 High Priority Registration Indications Registration - Directed Trials Initiated in 4Q20  LGSOC 1,2 (RAMP 201)  KRAS G12V mt NSCLC 1,2 (RAMP 202) Key Signal Finding  VS - 6766 + G12Ci KRAS G12C mt NSCLC 2 (RAMP 203 - sotorasib) & (RAMP 204 - adagrasib)  KRAS non - G12V 1,2 mt NSCLC (RAMP 202)  BRAF mt NSCLC 1,2 (RAMP 202)  Pancreatic 2 (10 pt cohort initiated)  KRAS mt endometrioid 1 (10 pts initiated)  Uveal Melanoma 2 (IST initiated)  VS - 6766 + Everolimus KRAS mt NSCLC 1,2 Rational Combinations  G12Ci 1,2  Anti - EGFR 2  CDK4/6 inhibitor 2  Everolimus 1,2  SOS1 or SHP2 inhibitor 2  Anti - PD - 1 1,2 RAS Pathway Dependent Cancers  Gynecological 1,2  NSCLC 1,2  Colorectal 1,2  Melanoma 1,2  Pancreatic 2 Biomarker Selection  KRAS mt 1,2  BRAF mt (V600 & non - V600) 1,2  NRAS mt 1,2  CRAF mt/fusions 2 1 Supported by clinical data 2 Supported by preclinical data

8 INDICATION REGIMEN STUDY NAME PRECLINICAL PHASE 1 PHASE 2 PHASE 3 CLINICAL COLLABORATION WITH LGSOC 1,2 VS - 6766 +/ - defactinib RAMP 201 R/R LGSOC 4 VS - 6766 + defactinib FRAME R/R endometrioid cancer (KRAS mt) 4 VS - 6766 + defactinib FRAME Gynecological cancers (RAS Pathway - driven) 4 VS - 6766 + defactinib IST Mesonephric 4 VS - 6766 + defactinib IST R/R NSCLC (KRAS G12V mt) 2 VS - 6766 +/ - defactinib RAMP 202 R/R NSCLC (KRAS non - G12V mt) VS - 6766 + defactinib RAMP 202 R/R NSCLC (BRAF mt) VS - 6766 + defactinib RAMP 202 R/R NSCLC (KRAS G12C mt) VS - 6766 + sotorasib RAMP 203 R/R NSCLC (KRAS G12C mt) 3 VS - 6766 + adagrasib RAMP 204 R/R NSCLC (KRAS mt) VS - 6766 + everolimus (mTORi) IST R/R NSCLC (KRAS mt) 4 VS - 6766 + defactinib FRAME Robust Clinical Program Targeting the RAS Pathway in Gynecologic Oncology & Non - Small Cell Lung Cancer 1 FDA Breakthrough Therapy Designation 2 Registration - directed trial 3 In Startup 4 Preclinical studies underway, ph. 2 investigator - sponsored trials in preparation

9 VS - 6766 is a unique RAF/MEK Clamp which induces inactive complexes of MEK with ARAF, BRAF & CRAF Contrasting mechanism of action vs. trametinib Deborah Morrison unpublished RTK RAS RAF MEK ERK Tumor Growth Growth factors + VS - 6766 Improved ERK blockade Feedback reactivation is blocked; Sustained inhibition Formation of inactive RAF/MEK complex to block ARAF, BRAF & CRAF signaling RTK RAS RAF MEK ERK Tumor Growth KSR Growth factors + Trametinib Feedback reactivation of RAF maintains pMEK; Adaptive resistance DMSO Tram VS - 6766 DMSO Tram VS - 6766

VS-6766 inhibits cell proliferation across multiple MAPK pathway alterations and multiple solid tumor indications



KRAS G12C
KRAS G12D
KRAS G12V
Other KRAS mt
BRAF mt
NRAS mt
Other mt
VS-6766 IC50 (µM)
10
1
0.1
0.01
SW1463
MIAPACA2
H358
H1373
SW837
H2122
H2030
SW1573
HPAC
ASPC1
HPAFII
SNU-C2B
LS513
LS 180
SKLU1
A427
SNU-C2A
H441
SW403
SK-CO-1
SW620
PANC0327
H2291
SNG-M
SW480
H2444
CAPAN2
CFPAC1
NCI-H747
HCT 116
DLD-1
T84
HCT-15
Calu-6
HT-29
WM-266-4
SW1417
A-375
C32
SK-MEL-5
IGR-1
Colo-205
A2058
HS852.T
RKO
NCI-H2087
RL95-2
GAK
SK-MEL-2
HEC-151
HS940.T
HMCB
SW48
AN3 CA
5637
Indication
KRAS/BRAF/NRAS/NF1 status:
KRAS G12C
KRAS G12D
KRAS G12V
KRAS G13D
KRAS Q61K
BRAF V600E
BRAF class 2 mt
NRAS mt
NF1 mt
ARAF mt
ERK2 mt
Indication:
NSCLC
Panc
CRC
Melanoma
Endometrial
Bladder

10

Reference: Pachter *RAS-Targeted Drug Discovery*, Sep 2021 3D proliferation assay

Vertical Blockade: Establishing VS-6766 as the backbone of therapy for RAS pathway-driven tumors



Growth factors
RTK
EGFRi
FGFRi
SHP2i
SOS1i
G12Ci
RAS
RAFi
RAF
VS-6766
MEKi
MEK
ERKi
ERK
Tumor Growth

- **Current Challenges**
  - Blocking any single target in the pathway is insufficient for maximum depth and duration of anti-tumor efficacy
    - e.g., SHP2i, KRAS-G12Ci, RAFi, MEKi, ERKi
  - Vertical blockade concept is now well established
    - Necessary to block more than 1 target in the pathway
  - Many of these agents (e.g., SHP2i, MEKi) have poor tolerability as monotherapy and in combination

- **Solutions offered by VS-6766**
  - Vertical blockade (RAF and MEK blockade) in a single drug
  - Potential best-in-class tolerability with recommended twice weekly dosing regimen
    - Should enable tolerable combinations
  - Compelling synergy data (preclinical) for VS-6766 combinations (e.g., with KRAS-G12C inhibitors) supporting clinical combinations

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References: [1] Chen, *Mol Cancer Res* 2018; [2] Banerji, BTOG Dublin, Jan 23, 2019

Parallel Pathway Inhibition: Establishing VS-6766 as the backbone of therapy for RAS pathway-driven tumors



Growth factors
Extracellular Matrix
RTK
Integrin
β
α
EGFRi
FGFRi
FAK
FAKi
P
SRC
SHP2i
SOS1i
G12Ci
RAS
RAFi
RAF
PI3K
VS-6766
MEKi
MEK
AKT
AKTi
ERKi
ERK
mTOR
mTORi
RhoA, YAP, etc.
Tumor Growth

- **Current Challenges**
  - Blocking Ras pathway can be circumvented through parallel pathways
    - e.g., PI3K/AKT/mTOR, FAK, RhoA, YAP
  - Combinations of MEKi + AKTi have shown poor tolerability

- **Solutions offered with VS-6766**
  - Good tolerability with twice weekly VS-6766 opens up intermittent dosing options for combinations
  - Compelling preclinical synergy data with VS-6766 in combination with FAK inhibition and with AKT pathway inhibition (e.g., everolimus)
  - RP2D established for VS-6766 + defactinib and for VS-6766 + mTORi (everolimus) with twice weekly regimen

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References: [1] Chen, *Mol Cancer Res* 2018; [2] Banerji, BTOG Dublin, Jan 23, 2019

VS - 6766 +/ - Defactinib in Low - Grade Serous Ovarian Cancer

14 Favorable Tolerability Profile with Novel Intermittent Dosing Regimen VS - 6766 monotherapy Daily at MTD N=6 28 - day cycle RP2D VS - 6766 monotherapy 4mg twice weekly N=26 28 - day cycle RP2D (VS - 6766 3.2mg twice weekly + defactinib 200mg twice daily) N=38 21 days of 28 - day cycle Treatment Related Adverse Event Grade ≥3 Grade ≥3 Grade ≥3 Rash 3 (50%) 5 (19%) 2 (5%) CK elevation (Creatine phosphokinase) 1 (17%) 2 (8%) 2 (5%) 1 Chenard - Poirier, et al .. ASCO 2017 References: Banerji, Q4 2020 report; Data on file RP2D: recommended phase 2 dosing Summary of Adverse Events Grade ≥ 3 Occurring in ≥ 5% of patients Summary of FRAME Safety Profile Most Adverse Events (AE) were Grade 1/2 Few patients have discontinued due to AEs in the study

15 Favorable Tolerability Profile at Recommended Phase 2 dose for VS - 6766 plus defactinib combination regimen Treatment Related Adverse Events Details* (≥10% patients in cohort 3.2mg 6766 and Def 200mg ) VS - 6766 4mg Twice Weekly (4 wks of every 4 wks) 1 n=22 VS - 6766 3.2mg Twice Weekly Def 200mg BID (3 wks of every 4 wks) 2 n=38 Gr1/2 Gr3/4 Gr1/2 Gr3/4 Rash 15 5 32 2 CK Elevation 13 2 19 2 AST Elevation 1 13 Hyperbilirubinemia 14 1 Visual Disturbance 13 9 ALT Elevation 2 5 Diarrhoea 6 1 14 1 Fatigue 5 1 8 1 Oral Mucositis^ 7 1 11 Nausea 5 5 Vomiting 2 4 Peripheral Edema 9 10 Paronychia 3 4 Thrombocytopenia 6 Pruritus 3 0 5 Summary of FRAME Safety Profile  Most Adverse Events (AE) were Grade 1/2  Few patients have discontinued due to AEs in the study RP2D  VS - 6766 3.2 mg oral twice wkly (3 wks of every 4 wks)  Defactinib 200 mg oral BID (3 wks of every 4 wks) *AEs were graded by NCI CTC v4; highest grade only recorded for each patient; AEs presented in ≥10% Patient (cohort 3.2mg 6766 and Def 200mg) data preliminary and subject to change; ^also includes glossitis/mouth ulcers References: 1 Data on file VS - 6766 Investigator’s Brochure; 2 Banerji, Q4 2020 report

70% of LGSOC tumors driven by mutations in the RAS pathway

LGSOC is a type of ovarian cancer that disproportionately affects younger women

1,000 to 2,000 patients in the U.S. and 15,000 to 30,000 worldwide diagnosed with LGSOC each year

A slow growing cancer, that has a median survival of almost 10 years, so patients remain in treatment for a long time (10-yr prevalence ~80,000 worldwide, ~6,000 US)

Patients often experience significant pain and suffering from their disease over time

Most prior research has focused on high grade serous ovarian cancer (HGSOC). However, LGSOC is clinically, histologically and molecularly unique from HGSOC with limited treatments available

~30% of LGSOC Patients Have KRAS mt
~70% of LGSOC Shows RAS Pathway-Associated mts



Non-RAS-associated, 30%
KRAS mutant, 30%
Other RAS-associated gene mutations, 20%
NRAS, BRAF, ARAF mutant, 20%

References: AACR Project GENIE Cohort v9.0-public and Verastem unpublished analysis

VERASTEM ONCOLOGY

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Reference: Monk, Randall, Grisham, The Evolving Landscape of Chemotherapy in Newly Diagnosed Advanced Epithelial Ovarian Cancer, Am Soc Clin Oncol Educ Book; 2019; Slomovitz, Gourley, Carey, Malpica, Shih, Huntsman, Fader., Grisham et al, Low-Grade serous ovarian cancer: State of the Science; Gynecol Oncol; 2020. Grisham, Iyer, Low-Grade Serous Ovarian Cancer: Current Treatment Paradigms and Future Directions; Curr Treat Options Oncology; 2018.

17 LGSOC: Limited Treatment Options with High Unmet Need References: 1 NCCN guidelines v1.2022 2 No standard sequencing of drugs for recurrence disease Low - Grade Ovarian Cancer – Treatment Algorithm 1 Observe only Carbo - Pt + Paclitaxel + hormonal (2b) OR Chemo + Beva for Stage II - IV (2a) OR Hormonal Tx (2b)  Clinical trial (2a)  Chemotherapy (Pt - based combination or monotherapy) (2a)  Hormonal Tx (2a)  Trametinib (2a)  Binimetinib (2b) Recurrence Therapy 2 Stage IC Stage II - IV Stage IA - IB Therapy Response Rate ORR Median PFS Months (95% CI) Discontinuation Rate due to AEs Standard of Care 1 6% 7.2 (5.6 - 9.9) 12 % Trametinib 1 26%* 13.0 (9.9 - 15.0) 35% Standard of Care 2 13% 10.6 (9.2 to 14.5) 17% Binimetinib 2 16% 9.1 (7.3 - 11.3) 31% 1 Study GOG 281 trial Gershenson et al., Lancet 2022 2 MILO Study Monk et al., J Clin Oncol 2020. Standard of Care = letrozole, tamoxifen, chemotherapy PFS = Progression free survival CI = confidence interval * Not confirmed by central review Recent Clinical Trials in Recurrent LGSOC

18 VS - 6766 in Combination with Defactinib Shows Promising ORR with Durability in Refractory LGSOC with Expanded Number of Patients (n=24) Reference: Banerjee et al., ESMO Sept 2021 Data cut off April 2021 PFS: Progression free survival NR: Not reached • Overall response rate (ORR) = 46% (11 confirmed PRs/24) o KRAS mutant ORR = 64% (7 confirmed PRs/11) o KRAS wild - type ORR = 44% (4 confirmed PRs/9) o KRAS status undetermined (1 unconfirmed PR/4) • Response too early to determine for 2 pts on study for  5 months • Responses in patients previously treated with MEKi • 54% (13/24) patients still on treatment • 1 patient discontinuing for adverse events as of April 2021 • Median PFS 23 months (95% CI 10.6 - NR) across all LGSOC 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 -70 -60 -50 -40 -30 -20 -10 0 10 20 Response by RECIST Time (cycles) Response (% change from baseline) FRA101001 - KRAS G12V FRA101002 - KRAS G12A FRA101009 - KRAS G12D FRA101012 - KRAS WT FRA101007 - KRAS WT FRA101014 - KRAS G12D FRA101015 - KRAS WT FRA101019 - KRAS G12D FRA101024 - KRAS WT FRA101025 - KRAS WT FRA102010 - KRAS WT FRA101028 - undocumented FRA101032 - KRAS D33E, I24N FRA101033 - KRAS G12D FRA101035 - KRAS G12D FRA101037 - KRAS WT FRA101038 - KRAS WT Continuing on treatment FRA101039 - KRAS WT FRA103001 - KRAS G12V FRA104001- KRAS D57-T58ins FRA103002 - undocumented FRA101042 - KRAS G12D FRA103003 - KRAS WT FRA102018 - KRAS WT FRA101007 FRA101014 FRA101042 FRA101012 FRA103003 FRA101032 FRA103002 FRA101038 FRA102018 FRA101015 FRA102010 FRA101019 FRA101024 FRA101028 FRA101039 FRA101025 FRA101037 FRA103001 FRA101035 FRA101033 FRA104001 FRA101009 FRA101001 FRA101002 -80 -70 -60 -50 -40 -30 -20 -10 0 10 Best Response (% change from baseline) Undocumented KRAS wt KRAS wt KRAS G12D KRAS wt KRAS D33E, I24N Undocumented Prior MEK inhibitor * * KRAS G12A KRAS G12V KRAS G12D KRAS G12V * KRAS wt KRAS G12D Confirmed partial response Unconfirmed partial response KRAS wt KRAS wt * * Best response by RECIST KRAS wt KRAS G12D KRAS wt KRAS wt KRAS G12D KRAS D57-T58ins * * * * * * Still on treatment * KRAS G12D Undocumented * * Undocumented Stable disease FRA101007 FRA101014 FRA101042 FRA101012 FRA103003 FRA101032 FRA103002 FRA101038 FRA102018 FRA101015 FRA102010 FRA101019 FRA101024 FRA101028 FRA101039 FRA101025 FRA101037 FRA103001 FRA101035 FRA101033 FRA104001 FRA101009 FRA101001 FRA101002 -80 -70 -60 -50 -40 -30 -20 -10 0 10 Best Response (% change from baseline) Undocumented KRAS wt KRAS wt KRAS G12D KRAS wt KRAS D33E, I24N Undocumented Prior MEK inhibitor * * KRAS G12A KRAS G12V KRAS G12D KRAS G12V * KRAS wt KRAS G12D Confirmed partial response Unconfirmed partial response KRAS wt KRAS wt * * Best response by RECIST KRAS wt KRAS G12D KRAS wt KRAS wt KRAS G12D KRAS D57-T58ins * * * * * * Still on treatment * KRAS G12D Undocumented * * Undocumented Stable disease

RAMP 201 Registration-directed Phase 2 Trial of VS-6766 +/- Defactinib in Recurrent LGSOC - KRAS Mutant (mt) and Wild Type (wt): adaptive design modified based on interim analysis findings


Completed Enrollment
Now Enrolling Expansion Phase
Selection Phase*
Expansion Phase**
Recurrent LGSOC
Prior chemotherapy
Measurable disease (RECIST 1.1)
Prior MEKi allowed
Defactinib + VS-6766 KRAS-mt (n=16)
VS-6766 Mono KRAS-mt (n=16)
Defactinib + VS-6766 KRAS-wt (n=16)
VS-6766 Mono KRAS-wt (n=16)
Defactinib + VS-6766 KRAS-mt (n=36)
VS-6766 Mono KRAS-mt (n=36)
Defactinib + VS-6766 KRAS-wt (n=36)
VS-6766 Mono KRAS-wt (n=36)
Primary Endpoint:
Objective Response Rate
(blinded independent review)
Evaluation of:
1) In KRAS mt patients
2) All patients (KRAS mt & wt)
Each cohort expanded to ~36 patients (~20 additional patients)**
Go-forward treatment regimen to be selected once data sufficiently mature **

VERASTEM ONCOLOGY

*Dosing: Defactinib + VS-6766 combo: Defactinib 200mg PO BID: 21/28 days + VS-6766 3.2mg PO 2x/wk 21/28 days; VS-6766 monotherapy: VS6766 4.0 mg PO 2x/wk 21/28 days

**Expansion Phase – final sample size to be adjusted based on adaptive design

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RAMP-201Selection Phase: Interim Analysis Findings - June 2022

Findings

- Support continued evaluation of both VS-6766 monotherapy and VS-6766 + defactinib combination therapy treatment arms
- Encouraging efficacy results include confirmed responses in:
  - Monotherapy and combo therapy
  - KRAS mt and KRAS wt tumors
- No addl. safety signals to date, continued favorable safety profile for both monotherapy and combination treatment arms (~ 6% of patients discontinuing due to AEs)
- Substantial majority (~ 80%) of patients remain on study treatment

Next Steps

- All four cohorts from Selection Phase will be enrolled for Expansion Phase (add ~ 20 patients/cohort)
- Fully enroll all four Expansion Phase cohorts in 2H 2022
- Select go-forward treatment regimen, timing driven by data maturity
- Next update to be provided once go-forward treatment regimen determined

VERASTEM ONCOLOGY
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LGSOC market opportunity larger or comparable to other high unmet need KRAS opportunities

Prevalence

~6K

patients US[1]


~4k
~2k
wild type
KRAS mutation

~80K

patients WW[1]

Patient-months of Therapy Per Year[2] *(across all 2L+ patients)*


-
50,000
100,000
150,000
NSCLC KRAS G12C[3]
Pancreatic[3]
LGSOC[3]
Endometrioid[3]
Metastatic uveal melanoma[3]

[1] References: Monk, Randall, Grisham, The Evolving Landscape of Chemotherapy in Newly Diagnosed Advanced Epithelial Ovarian Cancer, Am Soc Clin Oncol Educ Book; 2019; Slomovitz, Gourley, Carey, Malpica, Shih, Huntsman, Fader., Grisham et al, Low-Grade serous ovarian cancer: State of the Science; Gynecol Oncol; 2020. Grisham, Iyer, Low-Grade Serous Ovarian Cancer: Current Treatment Paradigms and Future Directions; Curr Treat Options Oncology; 2018; Globocan 2020

[2] Patient-months of Therapy metric calculated by multiplying relevant incidence/prevalence rate times estimated duration of therapy; represents US market opportunity only; patient population estimates from Globocan 2020, American Cancer Society 2021, AACR Genie Cohort V9.0 public, and scientific publications. Duration of therapy estimates from clinical studies and clinician experience. Patient-months on therapy is for 2nd-line+ patients

[3] NSCLC KRAS G12C 2nd line patients (incidence); Pancreatic RAS/RAF mutant 2nd-line patients (incidence); LGSOC KRAS mutant and wild-type patients (prevalence); Endometrioid RAS/RAF mutant 2nd-line patients (incidence); Uveal melanoma RAS/RAF mutant 2nd-line patients (incidence)

VERASTEM ONCOLOGY

21

VS - 6766 +/ - Defactinib in NSCLC

23 High Unmet Need in Refractory mt NSCLC Adenocarcinoma Advanced or Metastatic NSCL Cancer Recommend Histologic and Molecular Subtyping 5 Appropriate targeted agent Chemotherapy  Docetaxel  Gemcitabine  Pemetrexed Prior PD - (L)1 No Prior PD - (L)1 PD - (L)1 Chemo  PD - (L)1 PD - (L)1 single agent or PD - (L)1 + chemo Chemotherapy or clinical trials EGFR/ALK/ROS1/BRAF/KR AS - G12C (targeted) Non - targeted PD - (L)1  1% Non - Targeted PD - (L)1  1% ▪ SOC in recurrent disease is chemotherapy ▪ Pre - PD - (L)1 era, chemotherapy response rate ~10% in recurrent disease; 12w PFS of 30 – 45% Recurrence Recurrence Verastem Clinical Trials: • RAMP 202: • KRAS G12V — VS - 6766 monotherapy & VS - 6766 + Defactinib • Other KRAS mutations — VS - 6766 + Defactinib • BRAF V600E and BRAF non - V600E — VS - 6766 + Defactinib • RAMP 203 — KRAS G12C: VS - 6766 + sotorasib • RAMP 204 — KRAS G12C: VS - 6766 + adagrasib NSCLC Adenocarcinoma 3 0 5 10 15 % of Patients KRAS Mutation BRAF Mutation US Annual Incidence 1,2 : 92K WW Annual Incidence 1,2 : 836K References: 1 Globocan, 2018 2 https://www.ncbi.nlm.nih.gov/books/NBK519578/ 3 TCGA PanCancer Atlas (cBioPortal analysis) 4 www.thelancet.com Vol 389 January 21, 2017 5 Adapted from NCCN Non - small cell lung cancer guidelines Version 3.2020 6 Clinical Cancer Research DOI 10.1158/1078 - 0432.CCR - 18 - 2062 KRAS Mutations Represent 25% of Lung Cancer Adenocarcinoma & BRAF Represent 2 - 4% (EGFR 17%, ALK 7%) 4,6

VS-6766 Inhibits CRAF - The key driver of KRAS G12V mt NSCLC

A Precision Approach to KRAS G12V Driven NSCLC



KRAS G12V
CRAF
BRAF
PI3K
MEK/ERK
AKT/mTOR
Tumor Growth

- KRAS G12V signals mainly through RAF/MEK in contrast to other variants, such as KRAS-G12D, which signal more through PI3K/AKT
- KRAS G12V models are especially dependent on CRAF



RAF family
IC_{50}(CRAF●): 0.056 ± 0.016 µmol/L
IC_{50}(BRAF □): 0.019 ± 0.0030 µmol/L
IC_{50}(BRAF V600E▲): 0.0082 ± 0.0015 µmol/L
% Inhibition
120
100
80
60
40
20
0
-20
0.001
0.01
0.1
1
VS-6766 conc. (µmol/L)

CRAF Drives KRAS G12V mt NSCLC[1]

CRAF KO Shows Strong Efficacy



Survival (%)
100
80
60
40
20
0
c-Raf lox/lox
c-Raf +/+
+83% ↑OS
20
30
40
50
60
70
Age (weeks)

BRAF KO Has No Effect



Survival (%)
100
80
60
40
20
0
B-Raf lox/lox
B-Raf +/+
20
30
40
50
Age (weeks)

CRAF, but not BRAF, ablation improves survival of mice with KRAS G12V induced lung cancer *in vivo*

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References: Ishii et al. *Cancer Res* (2013), Blasco, R. B. et al. *Cancer Cell* (2011), Lito, P. et al. *Cancer Cell* (2014), Sanclemente, M. et al. *Cancer Cell* (2018)

25 VS - 6766 +/ - FAKi induces significant tumor regression in KRAS G12V mt NSCLC in vivo model, with clear differentiation from trametinib Doses Tested Trametinib: 0.1 mg/kg QD (5 days/week) VS - 6766: 0.1 mg/kg QD (5 days/week) FAKi: 50 mg/kg BID (5 days/week) KRAS G12V mutant; Tp53 KO NSCLC • VS - 6766 monotherapy caused tumor regression • VS - 6766 + FAKi showed stronger regression • No significant anti - tumor effect of trametinib at same dose level Reference: Coma et al. AACR 2021 Vehicle Trametinib VS-6766 FAKi VS-6766 + FAKi 0 2 4 6 8 10 20 40 60 80 Tumor volume fold change (mean) 4 weeks of treatment Statistics: Mann - Whitney test Collaboration with Mariano Barbacid

26 Case Study: Response to VS - 6766 + defactinib in a patient with KRAS G12V mutant NSCLC Reference: Krebs et al. AACR 2021 May 2019: Diagnosed with NSCLC June 2019 - Sept 2019: Treated with first line Carboplatin + Pemetrexed + Pembrolizumab Oct 2019: Progression, palliative RT to right hip Nov 2019 – present: On treatment in FRAME study VS - 6766 + Defactinib VS - 6766 + Defactinib

27 Strong Signal Identified in KRAS G12V NSCLC  Preclinical evidence suggests combination with Defactinib may improve efficacy in KRAS G12V mt NSCLC  Activity of VS - 6766 as a single agent and in combo with Defactinib in KRAS G12V mt NSCLC VS - 6766 ± Defactinib Has Shown a 57% ORR in KRAS G12V mt NSCLC in Integrated Analysis References: 1 Guo, et al Lancet Oncology 2020 2 Krebs, AACR April 2021(March 18, 2021 cutoff) Best Response by RECIST in KRAS G12V mt NSCLC Time on Treatment for KRAS G12V mt NSCLC NSCLC (57% ORR; N=7) Weeks on treatment 0 10 20 30 40 50 60 70 Mono Combo Mono Mono Mono Combo Mono 180 200 220 216 216 70 70 58 58 20 20 19 19 18 18 14 14 Time on Treatment (weeks) Continuing on treatment Time on Treatment 24 Mono: VS-6766 monotherapy Combo: VS-6766 + Defactinib * * 4.0 mg VS-6766/200 mg defactinib + +

28 RAMP 202: Registration - directed Phase 2 Trial of VS - 6766 +/ - Defactinib in advanced NSCLC Primary Cohort: KRAS G12V mt NSCLC References: 1 Defactinib 200 mg PO BID (21/28 days) + VS - 6766 3.2 mg PO 2x/wk (21/28 days) 2 VS - 6766 4.0 mg PO 2x/wk (21/28 days)  Advanced NSCLC  1 - 2 prior regimens  1 prior platinum - containing chemo;  Prior CPI unless contraindicated  Measurable disease (RECIST 1.1)  Appropriate approved therapy for other relevant mutations  No prior MEKi, no prior KRAS - specific targeted therapy  No untreated CNS metastases  ECOG OS 0 - 1 Defactinib + VS - 6766 1 KRAS mt G12V N=16 VS - 6766 2 KRAS mt G12V N=16 KRAS Mutant – G12V Selected Regimen based on ORR Selection Phase Expansion Phase Final G12V sample size to be discussed with FDA Completed Enrollment

RAMP 202: Additional Cohorts of VS-6766 + Defactinib in KRAS non-G12V mt & BRAF mt NSCLC

- Advanced NSCLC
- 1-2 prior regimens
- 1 prior platinum-containing chemo;
- Prior CPI unless contraindicated
- Measurable disease (RECIST 1.1)
- Appropriate approved therapy for other relevant mutations
- No prior KRAS-specific targeted therapy
- No prior MEKi, (except for BRAF mtV600E)
- No untreated CNS metastases
- ECOG OS 0-1

Initial Phase

Completed Enrollment

Defactinib + VS-6766[1]
KRAS mt non-G12V
N=40, maximum

Defactinib + VS-6766[1]
BRAF mt V600E
N=15

Defactinib + VS-6766[1]
BRAF mt non-V600E
N=15

Analysis

KRAS Mutant – non-G12V
- Exploratory mutation-specific cohort analyses for ORR

BRAF Mutant
- Mutation-specific cohort analyses for ORR

- Non-G12V Cohort Expansion TBD based on results of exploratory analysis

- BRAF Cohorts Expansion TBD based on results of analysis

VERASTEM ONCOLOGY

References:[1] Defactinib 200 mg PO BID (21/28 days) + VS-6766 3.2 mg PO 2x/wk (21/28 days)

29

Preclinical synergy of VS-6766 + G12C inhibitors in KRAS G12C mt models

Synergy of VS-6766 + G12C inhibitors across G12C mutant NSCLC, CRC & Pancreatic cancer cell lines

Cell line	Indication	Sensitivity to G12C inhibitors	Combined Synergy Score: VS-6766 + sotorasib	Combined Synergy Score: VS-6766 + adagrasib
H2122	NSCLC	Moderately sensitive	44.7	44.6
H1373	NSCLC	Sensitive	10.0	3.4
SW1573	NSCLC	Insensitive	8.6	12.0
H358	NSCLC	Sensitive	6.9	5.4
H2030	NSCLC	Moderately sensitive	5.1	ND
SW837	CRC	Sensitive	16.1	18.5
MIAPACA2	Panc	Sensitive	2.3	5.3

ND: not determined

VS-6766 + sotorasib yields deeper and more sustained inhibition of ERK signaling pathway



4h
48h
Sotorasib
VS-6766
p-ERK
Total ERK
Actin

H2122 KRAS G12C mutant NSCLC

Concentrations Tested
Sotorasib: 100 nM
VS-6766: 100 nM

VS-6766 & FAKi potentiate sotorasib efficacy in KRAS G12C mutant NSCLC in vivo; Tumor regression in all mice with triple combination



Tumor volume (mm^3 +/- SEM)
Days after first dose
vehicle
trametinib
VS-6766
sotorasib
sotorasib + VS-6766
sotorasib + VS-6766 + FAKi
****

Doses Tested
Trametinib: 0.3 mg/kg QD
VS-6766: 0.3 mg/kg QD
FAKi: 50 mg/kg BID
Sotorasib: 30 mg/kg QD

H2122 KRAS G12C mutant NSCLC



Response @ Day 10
Response (% change from baseline)
1 SD
2 SD
1 SD
1 SD
1 SD 1 PR
8 SD 2 PR
4 SD 3 PR
2 SD 4 PR
10 PR
Vehicle
Trametinib
VS-6766
FAKi
Sotorasib
Sotorasib + Trametinib
Sotorasib + VS-6766
Sotorasib + FAKi
VS-6766 + FAKi
Sotorasib + VS-6766 + FAKi

Reference: Coma et al., AACR 2021

30

Acquired resistance mechanisms to KRAS G12Ci treatment in patients further support combination of KRAS G12Ci with VS-6766

Summary of Putative Mechanisms of Acquired Resistance to Adagrasib Treatment



Sample Type
Tissue
ctDNA
Tissue and ctDNA
Histologic Features at Resistance
Adenocarcinoma to squamous-cell carcinoma
Adenocarcinoma
Not assessed
KRAS G12C at Resistance
Detected
Not detected
Type of Alteration
Mutation
Amplification
Fusion
Acquired KRAS Alterations
Acquired RTK/RAS/MAPK/PI3K Alterations
Acquired Gene Fusions
NSCLC
Patient 1
Patient 3
Patient 7
Patient 9
Patient 10
Patient 11
Patient 12
Patient 13
Patient 15
Patient 16
CRC
Patient 2
Patient 4
Patient 5
Patient 6
Patient 8
Patient 14
AC
Patient 17
Sample Type
Histologic Features at Resistance
KRAS G12C at Resistance
G12C
G12D
G12R
G12V
G12W
G13D
Q61H
R68S
H95D
H95Q
H95R
Y96C
EGFR A289V
RET M918T
MET
NRAS Q61K
RIT1 P128L
NF1 R2637*
BRAF V600E
MAP2K1 K57N
MAP2K1 K57T
MAP2K1 I99_K104del
MAP2K1 E102_I103del
PIK3CA H1047R
PIK3R1 S361fs
PTEN N48K
PTEN G209V
EML4–ALK
CCDC6–RET
FGFR3–TACC3
AKAP9–BRAF
NRF1–BRAF
RAF1–CCDC176
RAF1–TRAK1

- Mechanisms of acquired resistance to KRAS G12Ci adagrasib treatment in patients recently reported[1,2]
- The main resistance alterations occurred in
  - RTK mts or amplifications
  - KRAS mts or amplification
  - NRAS mt
  - BRAF V600E mt, BRAF or CRAF fusions
  - MAP2K1 (MEK1) mt/deletion
- VS-6766 has shown activity against these KRAS, NRAS, BRAF and CRAF modifications

	IC50 (nM)		
Cell Line	Sotorasib	Adagrasib	VS-6766
G12C	29	3	14
G12D	435	382	7
G12C/R68S	157	85	13
G12C/H95D	11	235	10
G12C/Y96C	438	216	4

1 - 30 nM	30 - 150 nM	150 - 500 nM

Reference: Andrew Aguirre, unpublished

VERASTEM ONCOLOGY

31

Reference: [1]Awad MM et al., N Engl J Med 2021; 384: 2382-93; [2]Tanaka et al., Cancer Discov 2021;11:1–10

RAMP 203: Phase 1/2 Trial of VS-6766 + LUMAKRAS™ (sotorasib) in KRAS G12C-mutated advanced NSCLC

- **Patients must have known G12C KRAS mutation determined using validated test**
- **Treatment with at least 1 but no more than 3 prior systemic regimens, for Stage 3B-C or 4 NSCLC**
- **Patient may have previously received adjuvant chemotherapy for earlier-stage disease**
- **Measurable disease according to RECIST 1.1**
- **ECOG performance status ≤ 1**



Part A: Dose Evaluation
(3+3 DLT Assessment)
Part B: Dose Expansion at RP2D
(Primary endpoint ORR)
VS-6766 + Sotorasib
Dose Finding Cohorts
(N= 3-6 pts)
RP2D
Selection
Cohort 1
Patients without Prior KRAS G12C Inhibitor Treatment
Stage 1: ~20 patients
Stage 2: expand
Cohort 2
Patients whose NSCLC Progressed on KRAS G12C Inhibitor Treatment
Stage 1: ~20 patients
Stage 2: expand

VERASTEM ONCOLOGY
32

Future Opportunities: VS - 6766 as Backbone of RAS Therapy

High Unmet Needs in RAS/RAF/MEK/ERK-Driven Cancers

Mutation	Cancer	Incidence	Mutation frequency
KRAS-mutant Cancers[1]	NSCLC	Incidence[3,5]: 194K	31%
	Pancreatic	Incidence[5]: 58K	98%
	Uterine Endometrioid	Incidence[4,5]: 59K	21%
	Colorectal	Incidence[5]: 148K	45%
	Ovarian	Incidence[5]: 22K	5%
NRAS-mutant Cancers[1]	Melanoma	Incidence[5]: 108K	28%
	Multiple Myeloma	Incidence[5]: 32K	20%
BRAF-mutant Cancers[2]	Melanoma	Incidence[5]: 108K	60%
	Colorectal	Incidence[7]: 148K	10%
	Papillary Thyroid	Incidence[5,6]: 42K	30 – 80%
	NSCLC	Incidence[3,7]: 194K	7%

Breadth of potential opportunity

- 30% of all human cancers are driven by mutations of the RAS family of genes[6]

Established prognostic significance

- Patients with mutations of the RAS family have an overall worse prognosis

Challenges with conventional approaches

- Modest progress; limited number of approved therapies
- Single agent therapies (e.g., MEK inhibitors) associated with resistance
- Tolerable combination regimens with MEK inhibitors have been challenging
- Current RAS inhibitors in development address only a minority of all RAS mutated cancers

Incidence References:
[1]Reference for RAS mt frequencies – Cox et al. *Nature Reviews* 13: 828, 2014; [2]Reference for BRAF mt frequencies – Turski et al. *Mol Cancer Ther* 15: 533, 2016
[3]85% of lung cancer is NSCLC (Lu et. al. *Cancer Manag Res.* 2019); [4]90% of all uterine cancers are of the endometrial type (ACS); [5]Cancer Statistics 2020, Siegel et. al. *CA Cancer J Clin* 2020;70:7-30; [6]8 out of 10 thyroid cancers are of the papillary type (ACS)[7]CbioPortal

References:
McCormick F Clin Cancer Res 15April2015; [6]Adderley H et al. EBioMedicine 01Mar2019; Papke B et al. Science 17Mar2017; Ryan M et al. *Nature Reviews Clinical Oncology* 01Oct2018; NIH cancer.gov/research/key-initiatives/ras

VERASTEM ONCOLOGY
34

35 Vertical Blockade: Preclinical synergy in combination with promising agents for clinical investigation H2122 SW837 H1373 SW1573 H358 H2030 MIAPACA2 0 10 20 30 40 50 VS-6766 + AMG 510 Combined Synergy Score NSCLC Panc Synergy Antagonism Indication CRC H2122 H1373 MIAPACA2 H358 SW1573 HPAC ASPC1 A427 HPAFII SKLU1 PANC0327 H2291 CFPAC1 H2444 CAPAN2 H441 -20 0 20 40 VS-6766 + Afatinib Combined Synergy Score KRAS G12C KRAS G12D KRAS G12V 80% (4/5) 100% (6/6) 100% (5/5) Indication NSCLC PDAC Synergy Antagonism H2122 SW1573 H1373 MIAPACA2 H358 ASPC1 HPAFII A427 HPAC SKLU1 CAPAN2 CFPAC1 H2291 PANC0327 H2444 H441 -20 -10 0 10 20 30 40 VS-6766 + LY-3214996 Combined Synergy Score NSCLC PDAC Synergy Antagonism 100% (5/5) 66% (4/6) 60% (3/5) KRAS G12C KRAS G12D KRAS G12V Indication VS - 6766 + pan - HERi (Afatinib) VS - 6766 + ERK1/2i (LY3214996) VS - 6766 + SHP2i (RMC - 4550) H2122 MIAPACA2 H358 H1373 SW1573 A427 HPAC HPAFII SKLU1 ASPC1 PANC0327 CFPAC1 H2444 H2291 CAPAN2 H441 -20 0 20 40 VS-6766 + BI-3406 Combined Synergy Score KRAS G12C KRAS G12D KRAS G12V 100% (5/5) 83% (5/6) 60% (3/5) Indication NSCLC PDAC Synergy Antagonism VS - 6766 + SOS1i (BI - 3406) Reference: Coma et al., AACR 2021 VS - 6766 + G12Ci (AMG 510) H2122 SW837 H1373 SW1573 H358 H2030 MIAPACA2 0 10 20 30 40 50 VS-6766 + AMG 510 Combined Synergy Score NSCLC Panc Synergy Antagonism Indication CRC H2122 SW837 SW1573 H358 MIAPACA2 H1373 0 10 20 30 40 50 VS-6766 + MRTX849 Combined Synergy Score NSCLC PDAC Synergy Antagonism Indication CRC VS - 6766 + G12Ci (MRTX849)

36 Parallel Pathway Inhibition: Preclinical synergy in combination with promising agents for clinical investigation Reference: Coma et al., RAS - Targeted Drug Discovery, Feb 2021 H2122 MIAPACA2 H1373 H358 SW1573 A427 HPAC ASPC1 HPAFII SKLU1 CFPAC1 CAPAN2 H2291 PANC0327 H441 H2444 -20 -10 0 10 20 30 40 VS-6766 + Palbociclib Combined Synergy Score KRAS G12C KRAS G12D KRAS G12V 100% (5/5) 50% (3/6) 100% (5/5) Indication NSCLC PDAC Synergy Antagonism VS - 6766 + mTORi (Everolimus) VS - 6766 + CDK4/6i (Palbociclib) SW1573 H1373 H358 MIAPACA2 H2122 A427 SKLU1 HPAFII ASPC1 HPAC H2291 H2444 CAPAN2 H441 PANC0327 CFPAC1 -40 -20 0 20 40 VS-6766 + M2698 Combined Synergy Score NSCLC Panc Synergy Antagonism 80% (4/5) 66% (4/6) 80% (4/5) KRAS G12C KRAS G12D KRAS G12V Indication

Combination of VS-6766 with anti-EGFR mAb induces tumor regression in a KRAS mt Colorectal PDX model



KRAS^{G12V} CRC PDX
Tumor volume
1200
800
400
0
Day 1
Day 4
Day 7
Day 11
Day 14
Day 18
Day 21
Vehicle
Panitumumab (anti-EGFR)
VS-6766
Panitumumab + VS-6766

- VS-6766 + anti-EGFR (panitumumab) induces tumor regression in a KRAS G12V mt CRC patient-derived xenograft model
- G12Ci + anti-EGFR (sotorasib + panitumumab and adagrasib + cetuximab) have shown partial responses in KRAS G12C mt CRC (Fakih et al. ESMO 2021; Weiss et al. ESMO 2021)
- **These data support clinical testing of VS-6766 + anti-EGFR (cetuximab) for treatment of KRAS mt CRC (NCT05200442)**

Collaboration with Marwan Fakih, City of Hope

VERASTEM ONCOLOGY

37

Pachter, RAS Development Summit, 2021

38 Clinical Program Targeting the RAS Pathway in Additional Indications 1 Investigator - sponsored trial 2 In preparation/planning INDICATION REGIMEN STUDY NAME PRECLINICAL PHASE 1 PHASE 2 PHASE 3 R/R pancreatic cancer 1 VS - 6766 + defactinib FRAME Metastatic uveal melanoma 1 VS - 6766 + defactinib IST ER+ breast cancer 1,2 VS - 6766 + abemaciclib + fulvestrant IST KRAS mt colorectal cancer 1 VS - 6766 + cetuximab IST BRAF mt (non - V600E) Papillary & anaplastic thyroid cancer 1,2 VS - 6766 IST Metastatic Castrate - resistant Prostate Cancer 1,2 VS - 6766 (+/ - darolutamide) IST BRAF mt melanoma 1,2 VS - 6766 + pembrolizumab IST

Corporate

40 Key Financial Statistics Cash, cash equivalents & investments $106M Non - GAAP Operating Expenses $18M Shares Outstanding 186M As of and for the quarter ended March 31, 2022 Oxford Finance LLC Credit Facility Loan Tranches Event A $25M At closing B $15M COPIKTRA PTCL approval in U.S. or $50M equity proceeds C $25M LGSOC accelerated or full approval D $35M $50M product revenue on six months trailing basis E $50M Lender discretion Total $150M Interest rate: floating rate, which is subject to a floor and a cap; 5% final payment charge, and loan subject to 1 - 3% early payment fee Term: 5 Years; Interest only two years initially, extendable up to four years based on achievement of milestones Financial covenants: None * Q1 2022 GAAP operating expenses - $19.6M minus Q1 2022 stock compensation - $1.6M = $18.0M Q1 2022 non - GAAP operating expenses

Backup Slides

42 Verastem Oncology Strategic Transformation Q1 2021: LGSOC study updated to include KRAS wild type patients Q4 2020: Initiated registration - directed ph. 2 study in LGSOC Initiated registration - directed ph. 2 study in NSCLC Q3 2020: Divested global rights to Copiktra to Secura Bio Q1 2020: In - licensed global rights to VS - 6766, best - in - class RAF/MEK inhibitor, from Chugai PIPE financing based on data for new clinical program Q2 2021: FDA Breakthrough Therapy Designation granted for VS - 6766 + Defactinib in LGSOC Q3 2021: Remaining outstanding debt retired VS - 6766 + sotorasib Collaboration agreement with Amgen Q4 2021: VS - 6766 + adagrasib Collaboration agreement with Mirati

43 KRAS G12V and G12D Represent ~50% of KRAS Mutations across Human Cancers 21.40% G12V 25.30% G12D 5.10% G12A 13.30% G12C 2.70% Q61H 32.20% Others Pancreatic Adenocarcinoma 1 G12D G12V G12R Q61H Q61R G12A G12C 0 10 20 30 Pancreatic Cancer KRAS Mutation % of patients Uterine Endometrioid Carcinoma 1 G12D G12V G13D G12A G12C G13C Q61H 0 2 4 6 8 10 Uterine Endometrioid Carcinoma KRAS Mutation % of patients References: 1 TCGA PanCancer Atlas (cBioPortal analysis) 2 90% of all uterine cancers are of the endometrial type (ACS) 3 Cancer Statistics 2020 (Siegel et al. CA Cancer J Clin 2020; 70:7 - 30) Annual Incidence 3 : 58K Annual Incidence 2 , 3 : 59K % frequency in a total of 780 cancer patients with KRAS mutations 1

44 VS - 6766 and FAK inhibitor combination leads to more robust anti - tumor efficacy in vivo KRAS mt Ovarian TOV - 21G in vivo Model 1 KRAS mt NSCLC H358 in vivo Model 2 0 5 10 15 0 100 200 300 400 500 Tumor growth VS-4718 + CH5126766 Days on treatment Tumor volume (mm 3 +/- SEM) Vehicle Trametinib 1.5 mg/kg QD FAKi 50 mg/kg BID VS-6766 1.5 mg/kg QD VS-6766 + FAKi 0 5 10 15 20 0 200 400 600 Tumor growth Days on treatment Tumor volume (mm 3 +/- SEM) Vehicle Trametinib 0.3 mg/kg QD FAKi 50 mg/kg BID VS-6766 0.3 mg/kg QD VS-6766 + FAKi References: 1 Coma AACR 2021; 2 Krebs AACR 2021

45 Overcoming Key Resistance Mechanisms to MEK Inhibitors • MEK inhibition induces compensatory activation of pFAK preclinically and clinically Pre dose Post VS-6766 Post combination 0 50 100 150 p-FAK H-Score o Trametinib induced ↑ pFAK (Y397) preclinically in KRAS mt NSCLC cell lines o Also observed in patients • VS - 6766 induced ↑ pFAK (Y397) as a potential resistance mechanism in the majority of patients • Combination with defactinib reduced this compensatory pFAK signal = Feedback Reactivation References: Banerji, BTOG Dublin, Jan 23, 2019 Banerji, AACR VM 1, April 27, 2020, CT143

Pharmacokinetic Profiles of VS-6766 + Defactinib in Combination Similar to that seen in Single Agent Studies

VS-6766

Cohort	Dose (mg)	N	Subject	AUC_{0-24h} (h*ng/mL)	C_{max} (ng/mL)
1	3.2 (with 200mg VS)	3	Mean	6179	354
			CV%	32.1	30.4
2a	4 (with 200mg VS)	5	Mean	5353	289
			CV%	15.8	16.0
2b	3.2 (with 400mg VS)	1	FRA101-007	3302	229

Defactinib

Cohort	Dose (mg)	N	Subject	AUClast (h*ng/mL)	Cmax (ng/mL)
1	200 (with 3.2mg RO)	3	Mean	2071	273
			CV%	103	80
2a	200 (with 4mg RO)	5	Mean	2252	318
			CV%	124	117
2b	400 (with 3.2mg RO)	3	Mean	2807	360
			CV%	31	32

VERASTEM ONCOLOGY

46

Reference: Banerji, AACR VM 1, April 27, 2020, CT143

47 0 10 20 30 40 50 60 70 FRA101017 FRA102005 FRA101043 FRA101040 FRA101034 FRA101018 FRA102016 FRA101026 FRA101020 FRA101036 FRA102004 FRA101010 FRA102008 FRA102006 FRA102007 FRA101041 FRA102017 FRA102002 FRA102009 FRA101031 Time on Treatment (weeks) Unconfirmed PR Partial response Stable disease Progression disease Time on Treatment G12D Q61H G12C G12D G12A G12V G12D G12C G12D G12C G12D G12C G12D G12V *  Time to response * * G12A G12C G12D Continuing on treatment * # # G12C G12D G12C NSCLC Responses with VS - 6766 + Defactinib Combination (n=20) Confirmed responses in 2/2 patients with KRAS G12V mt NSCLC Tumor reduction in 4/6 patients with KRAS G12C mt NSCLC Data cut off March 5, 2021 • ORR = 15% (3/20) • ORR in G12V mt = 100% (2/2) • DCR =65% (13/20) • 3/20 (15%) still on study • 7 pts on treatment ≥ 24 weeks Reference: Krebs et al. AACR 2021 FRA101040 FRA101034 FRA101026 FRA101017 FRA101018 FRA101043 FRA102008 FRA101020 FRA102007 FRA102017 FRA102004 FRA102006 FRA102002 FRA102009 FRA101036 FRA101041 FRA101010 FRA101031 -80 -70 -60 -50 -40 -30 -20 -10 0 10 20 30 40 50 60 Best Response (% change from baseline) G12C G12D G12A G12D G12D Q61H G12C G12A G12C * G12C G12V G12C G12V G12D Continuing on treatment * Partial response Stable disease Best response by RECIST in KRAS mt NSCLC Progressive disease * * G12D G12D G12C # # Unconfirmed PR G12D KRAS mt FRA101040 FRA101034 FRA101026 FRA101017 FRA101018 FRA101043 FRA102008 FRA101020 FRA102007 FRA102017 FRA102004 FRA102006 FRA102002 FRA102009 FRA101036 FRA101041 FRA101010 FRA101031 -80 -70 -60 -50 -40 -30 -20 -10 0 10 20 30 40 50 60 Best Response (% change from baseline) G12C G12D G12A G12D G12D Q61H G12C G12A G12C * G12C G12V G12C G12V G12D Continuing on treatment * Partial response Stable disease Best response by RECIST in KRAS mt NSCLC Progressive disease * * G12D G12D G12C # # Unconfirmed PR G12D KRAS mt

48 Target exposure for preclinical tumor regression is covered by twice weekly dosing of 4 mg VS - 6766 3 wks on/1 wk off  Modeling of PK for 4 mg VS - 6766 2 /wk, 3 wks on/ 1 wk off, based on 4 mg single dose PK data (study NO 21895 )  Relationship to average exposure for tumor regression in KRAS G 12 V mt NSCLC mouse model C av for tumor regression from KRAS G12V mt NSCLC GEMM model References: Martinez - Garcia et al., Clin Cancer Res 2012; Coma et al. AACR 2021

49 Status: Combination of VS - 6766 with Everolimus (mTOR inhibitor) • Synergy of VS - 6766 + everolimus observed broadly across cancer cell lines with various KRAS mutation variants • A well - tolerated RP2D for VS - 6766 + everolimus has been established with intermittent dosing of both agents (twice weekly; 3 wks on/1 wk off) • KRAS mutant NSCLC expansion cohort is currently ongoing with VS - 6766 + everolimus VS - 6766 + Everolimus SW1573 H1373 H358 MIAPACA2 H2122 A427 SKLU1 HPAFII ASPC1 HPAC H2291 H2444 CAPAN2 H441 PANC0327 CFPAC1 -40 -20 0 20 40 VS-6766 + M2698 Combined Synergy Score NSCLC Panc Synergy Antagonism 80% (4/5) 66% (4/6) 80% (4/5) KRAS G12C KRAS G12D KRAS G12V Indication Reference: Coma et al., RAS - Targeted Drug Discovery, Feb 2021

50 VS - 6766 monotherapy has shown clinical activity in several cancer indications, including NSCLC Best Response Guo et al., Lancet Oncology 2020

51 VS - 6766 upregulates MHC Class I antigens on tumor cells: a mechanism for potentiation of I/O efficacy Cell Line Tumor type RAS/RAF mutation status A549 Lung KRASmt G12S TOV21g Ovarian KRASmt G13C SKMEL5 Melanoma BRAFmt V600E IGR - 1 Melanoma BRAFmt V600E WM115 Melanoma BRAFmt V600E A549 TOV21g SKMEL5 IGR1 WM115 0 2 4 6 B2M Relative mRNA Levels DMSO VS-6766 KRAS mt BRAF mt A549 TOV21g SKMEL5 IGR1 WM115 0 2 4 6 8 HLA-A Relative mRNA Levels DMSO VS-6766 KRAS mt BRAF mt A549 TOV21g SKMEL5 IGR1 WM115 0 2 4 6 TAP-1 Relative mRNA Levels DMSO VS-6766 KRAS mt BRAF mt A549 TOV21g SKMEL5 IGR1 WM115 0.0 0.5 1.0 1.5 2.0 2.5 TAP-2 Relative mRNA Levels DMSO VS-6766 KRAS mt BRAF mt VS - 6766 @ 1 µM (except SKMEL5 and IGR - 1, 300 nM) Reference: Pachter, RAS - Targeted Drug Development, Sept 2020

52 VS - 6766 enhances tumor growth inhibition when combined with anti - PD - 1 in the CT26 KRAS (G12D) syngeneic model Reference: Pachter, RAS - Targeted Drug Development, Sept 2020 -100 0 100 200 300 400 Response at Day 13 % Change in Tumor Volume Vehicle VS-6766 anti-PD-1 VS-6766 + anti-PD-1 20 40 60 80 100 0 20 40 60 80 100 Survival Time Percent survival VS-6766 + anti-PD-1 anti-PD-1 3 mg/kg 2xW x 4 doses VS-6766 0.5 mg/kg QD x 28 days Vehicle Day 11, Last dose anti - PD - 1 Day 28, Last dose VS - 6766 0 10 20 30 40 50 60 70 80 90 100 0 20 40 60 80 100 Survival Days after first dose Percent survival VS-6766 + anti-PD-1 anti-PD-1 3 mg/kg 2xW x 4 doses VS-6766 0.5 mg/kg QD x 28 days Vehicle Tumor re - challenge in tumor - free mice showed immune memory with increased memory T cells 0 2 4 6 8 10 12 14 16 18 20 22 24 26 0 200 400 600 800 1000 1200 Tumor growth Days after first dose Tumor volume (mm 3 +/- SEM) Vehicle VS-6766 0.5 mg/kg QD anti-PD-1 3 mg/kg 2xW VS-6766 + anti-PD-1

53 Strong Patent Protection • COM for VS - 6766 to 2027 & defactinib to 2028, Hatch Waxman should extend to 2032 • VS - 6766 intermittent dosing regimen until 2038 if granted • FAK/MEK combination to 2035 • VS - 6766/defactinib combination until 2040 if granted • Method of manufacture for VS - 6766 to 2032 • Other activity related to patent protection is ongoing and will continue into the future

Experienced Senior Management Team



Brian Stuglik
Chief Executive Officer

- Global VP & Chief Marketing Officer – Lilly Oncology
- Founding Member – Proventus Health Solutions



Daniel Paterson
President and Chief Operating Officer

- CEO – The DNA Repair Co. (now On-Q-ity)
- PharMetrics (now IMS), Axion



Rob Gagnon
Chief Business and Financial Officer

- CFO – Harvard Bioscience, Clean Harbors
- VP of Finance – Biogen Idec



Cathy Carew
Chief Organizational Effectiveness Officer

- Principal – HR Collaborative
- Ironwood, ActiveBiotics, Dynogen, Tufts Health Plan



Jonathan Pachter, Ph.D.
Chief Scientific Officer

- Head of Cancer Biology – OSI (now Astellas)
- Schering-Plough



Louis Denis, M.D.
Chief Medical Officer

- CMO, Asana BioSciences
- Boehringer-Ingelheim, Pfizer



Hagop Youssoufian, MSc, M.D.
Head of Medical Strategy

- CMO, BIND Therapeutics, EVP, Progenics,
- CMO & EVP, Ziopharm Oncology, SVP, Imclone

VERASTEM ONCOLOGY
54

THANK YOU